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                      DESCRIPTION OF TRANSACTION BONUS PLAN


Upon the completion of an approved commercial transaction involving BEI Medical System Company, Inc.'s HTA(R) technology, the following officers of the Company will receive the following bonus amounts, payable immediately following the close of such transaction:

                                    Name and Title                              Bonus Amount
       ---------------------------------------------------------------------  ----------------
       Richard W. Turner                                                          $100,000
                 President and Chief Executive Officer
       Thomas W. Fry                                                              $50,000
                 Vice President, Finance and Administration,
                 Treasurer and Secretary
       Samuel Dickstein                                                           $40,000
                 Vice President, New Business Development and
                 Technology
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